June 11, 2014

BNY MELLON FUNDS TRUST - BNY Mellon Municipal Opportunities Fund Supplement to Prospectus dated January 1, 2014

The following information supplements and supersedes any contrary information contained in the section of the Fund's Prospectus entitled "Fund Summary – BNY Mellon Municipal Opportunities Fund – Purchase and Sale of Fund Shares":

Effective as of the close of business on June 30, 2014 (the closing date), the fund will close to new and existing investors.  Accordingly, no purchases of fund shares will be permitted after the closing date.  However, holders of fund shares who elected on or before the closing date to have any dividends and/or other distributions paid by the fund automatically reinvested in shares of the fund will be permitted to continue such automatic reinvestments after the closing date, and Dreyfus Yield Enhancement Strategy Fund will be permitted to continue to purchase fund shares after the closing date.

The fund reserves the right to reopen at any time.